Exhibit 99.1

STEVEN MADDEN, LTD.

Resolutions of the Board of Directors
Authorizing the
Ratification of Certain
Option and Restricted Stock Awards

Award Grants
WHEREAS, the Compensation Committee of the Board (the “Committee”) has been established and delegated the full power and authority of the Board to, among other things, (i) grant stock options or rights and other awards with respect to the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to and in accordance with the terms of the Steven Madden, Ltd. 1999 Stock Plan, as in effect and amended from time to time through May 21, 2004, the Steven Madden, Ltd. 2006 Stock Incentive Plan, as in effect and amended from time to time through May 22, 2009, and the Steven Madden, Ltd. 2019 Incentive Compensation Plan, effective May 24, 2019 (collectively, the “Plans”) and (ii) pursuant to Sections 152 and 157 of the General Corporation Law, delegate to certain officers of the Company, including the Chief Executive Officer (the “CEO”) of the Company, authority to grant stock options or rights and other awards with respect to the Common Stock pursuant to and in accordance with the terms of the Plans (such establishment and delegation of authority, the “Committee Establishment”);
WHEREAS, the CEO purported to grant (i) options to purchase shares of Common Stock (the “Options”) and (ii) awards with respect to Common Stock, including restricted stock (the “Restricted Stock” and together with the Options, the “Awards”), from time to time in such amounts and on such dates as set forth on Exhibit A attached hereto, which is incorporated herein by reference (such grants, each an “Award Grant” and collectively, the “Award Grants”);
WHEREAS, the Awards granted in connection with the Award Grants were all granted under the Plans and are subject to the terms and conditions of the Plans and the respective award agreements entered into by each of the recipients of the Awards (each, an “Award Agreement” and collectively, the “Award Agreements”);
WHEREAS, from time to time, the Company issued shares of Common Stock upon the vesting or exercise, as applicable, of certain Awards in accordance with the Plans and the applicable Award Agreement;
WHEREAS, upon review of its corporate records, the Company has not been able to locate resolutions of the Board or the Committee authorizing the CEO to make the Award Grants;
WHEREAS, in consultation with counsel, the Board has determined that each of the Award Grants may constitute a defective corporate act and the shares of Common Stock issued upon the vesting or exercise, as applicable, of the Awards granted in connection therewith may constitute putative stock (as defined in Section 204(h) of the General Corporation Law) due to the failure of each of the Award Grants to have been duly authorized by the Board or the Committee in accordance with Sections 152 and 157 of the General Corporation Law;
WHEREAS, the Board has determined that it is advisable and in the best interest of the Company and its stockholders to ratify the Award Grants pursuant to and in accordance with Section 204 of the General Corporation Law.
NOW, THEREFORE, BE IT RESOLVED, that each of the Award Grants is the defective corporate act to be ratified hereby.
RESOLVED, FURTHER, that the dates of each of the Award Grants is as set forth on Exhibit A attached hereto and incorporated herein by reference.

Exhibit 99.1

RESOLVED, FURTHER, that the nature of the failure of authorization in respect of each of the Award Grants is the failure of each such grant to have been duly authorized by the Board or the Committee in accordance with Sections 152 and 157 of the General Corporation Law.
RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the General Corporation Law, the ratification of each of the Award Grants be, and hereby is, approved, adopted and confirmed in all respects.
RESOLVED, FURTHER, that the Awards (and the shares of Common Stock issued upon vesting or exercise thereof, as applicable) shall, from and after the validation effective time of these resolutions, as provided in Section 204 of the General Corporation Law, be validly issued as of the date(s) such Awards were initially issued (and the shares of Common Stock issued upon vesting or exercise of such Awards, as applicable, shall be validly issued, fully paid and nonassessable shares of Common Stock effective as of the time such shares were originally issued).
RESOLVED, FURTHER, that the Company be, and hereby is, authorized to perform its obligations under the applicable Award Agreements, including, without limitation, issuing shares of Common Stock upon the vesting or exercise, as applicable, of Awards, upon the terms and conditions set forth therein and in the Plans.
Actions in Furtherance of Ratification
WHEREAS, any claim that any defective corporate act or putative stock referenced herein being ratified under Section 204 of the General Corporation Law is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that the ratification thereof in accordance with Section 204 of the General Corporation Law not be effective or be effective only on certain conditions must be brought within the later of 120 days from the relevant validation effective time and the time at which the notice, if any, required by Section 204(g) is given.
RESOLVED, FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to deliver a notice of the ratification of the defective corporate acts and putative stock set forth herein in the form and containing the information required by Section 204 of the General Corporation Law.
RESOLVED, FURTHER, that, any time before the relevant validation effective time in respect of the ratification of any of the defective corporate acts identified herein, the Board may abandon the ratification of such act or acts.
RESOLVED, FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and all of the transactions contemplated therein or thereby, the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents.

Exhibit 99.1

Exhibit A

Equity Award Issuance Date	Aggregate Number of Equity Awards Granted	Aggregate Number of Shares of Common Stock Issued
June 4, 1999	4 awards of Non-Qualified Stock Options	1,594,699
October 13, 1999	18 awards of Non-Qualified Stock Options	1,574,213
June 30, 2000	2 awards of Non-Qualified Stock Options	569,541
July 18, 2000	54 awards of Non-Qualified Stock Options	1,928,888
July 24, 2000	1 award of Non-Qualified Stock Options	75,945
August 30, 2000	1 award of Non-Qualified Stock Options	1,447,185
September 7, 2000	2 awards of Non-Qualified Stock Options	155,107
November 2, 2000	2 awards of Non-Qualified Stock Options	455,626
January 2, 2001	9 awards of Non-Qualified Stock Options	721,420
March 30, 2001	1 award of Non-Qualified Stock Options	75,938
May 31, 2001	1 award of Non-Qualified Stock Options	569,537
June 30, 2001	1 award of Non-Qualified Stock Options	75,938
July 10, 2001	5 awards of Non-Qualified Stock Options	1,746,569
July 16, 2001	1 award of Non-Qualified Stock Options	37,970
September 24, 2001	1 award of Non-Qualified Stock Options	569,532
September 25, 2001	1 award of Non-Qualified Stock Options	303,755
November 1, 2001	1 award of Non-Qualified Stock Options	189,845
May 17, 2002	12 awards of Non-Qualified Stock Options	2,756,546
July 15, 2002	1 award of Non-Qualified Stock Options	189,845
August 16, 2002	2 awards of Non-Qualified Stock Options	554,359
September 24, 2002	1 award of Non-Qualified Stock Options	569,532
January 2, 2003	1 award of Non-Qualified Stock Options	75,938
May 23, 2003	12 awards of Non-Qualified Stock Options	2,627,465
September 9, 2003	1 award of Non-Qualified Stock Options	303,750
October 17, 2003	1 award of Non-Qualified Stock Options	56,955
May 21, 2004	12 awards of Non-Qualified Stock Options	2,240,168
June 30, 2004	2 awards of Non-Qualified Stock Options	341,729
July 6, 2004	1 award of Non-Qualified Stock Options	303,758
May 27, 2005	10 awards of Non-Qualified Stock Options	778,372
June 30, 2005	3 awards of Non-Qualified Stock Options	835,322
July 6, 2005	13 awards of Non-Qualified Stock Options	769,659
May 16, 2007	2 awards of Non-Qualified Stock Options	1,518,750
October 10, 2007	1 award of Non-Qualified Stock Options	25,313
January 17, 2008	1 award of Non-Qualified Stock Options	5,063
January 22, 2008	1 award of Non-Qualified Stock Options	5,063
January 25, 2008	1 award of Non-Qualified Stock Options	5,063
January 28, 2008	1 award of Non-Qualified Stock Options	50,625
February 22, 2008	1 award of Non-Qualified Stock Options	50,625
February 26, 2008	1 award of Non-Qualified Stock Options	5,063
March 24, 2008	1 award of Non-Qualified Stock Options	101,250
April 1, 2008	3 awards of Non-Qualified Stock Options	81,001
April 29, 2008	2 awards of Non-Qualified Stock Options	303,755

Exhibit 99.1

Equity Award Issuance Date	Aggregate Number of Equity Awards Granted	Aggregate Number of Shares of Common Stock Issued
July 1, 2008	12 awards of Non-Qualified Stock Options	278,442
October 3, 2008	1 award of Non-Qualified Stock Options	253,130
October 16, 2008	2 awards of Non-Qualified Stock Options	177,192
October 23, 2008	1 award of Non-Qualified Stock Options	25,313
January 6, 2009	1 award of Non-Qualified Stock Options	25,313
February 2, 2009	4 awards of Non-Qualified Stock Options	111,376
March 2, 2009	1 award of Non-Qualified Stock Options	25,313
April 1, 2009	8 awards of Non-Qualified Stock Options	1,275,761
May 1, 2009	41 awards of Non-Qualified Stock Options	521,453
June 1, 2009	1 award of Non-Qualified Stock Options	5,063
July 1, 2009	1 award of Non-Qualified Stock Options	10,125
August 1, 2009	3 awards of Non-Qualified Stock Options	156,939
September 1, 2009	1 award of Non-Qualified Stock Options	5,063
October 1, 2009	2 awards of Non-Qualified Stock Options	17,720
October 8, 2009	1 award of Non-Qualified Stock Options	253,130
November 2, 2009	1 award of Non-Qualified Stock Options	50,625
November 20, 2009	1 award of Non-Qualified Stock Options	5,063
January 4, 2010	2 awards of Non-Qualified Stock Options	63,287
February 1, 2010	6 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	40,503
February 10, 2010	1 award of Non-Qualified Stock Options	253,130
February 15, 2010	1 award of Non-Qualified Stock Options	25,313
March 9, 2010	1 award of Restricted Stock	40,500
April 1, 2010	4 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	491,064
April 16, 2010	1 award of Restricted Stock	35,438
May 5, 2010	65 awards of Non-Qualified Stock Options	570,715
May 20, 2010	1 award of Non-Qualified Stock Options	5,063
May 28, 2010	5 awards of Restricted Stock	46,829
June 1, 2010	6 awards of Non-Qualified Stock Options	94,500
July 1, 2010	1 award of Non-Qualified Stock Options	33,750
August 2, 2010	4 awards of Non-Qualified Stock Options	81,000
September 1, 2010	4 awards of Non-Qualified Stock Options	266,625
September 20, 2010	1 award of Non-Qualified Stock Options	16,875
October 1, 2010	2 awards of Non-Qualified Stock Options	50,625
October 14, 2010	1 award of Non-Qualified Stock Options	20,250
November 1, 2010	2 awards of Non-Qualified Stock Options	16,875
December 1, 2010	2 awards of Restricted Stock	131,625
January 4, 2011	2 awards of Non-Qualified Stock Options	67,500
February 1, 2011	4 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	626,063
March 1, 2011	3 awards of Non-Qualified Stock Options	185,625
March 16, 2011	7 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	289,238
April 1, 2011	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	43,875

Exhibit 99.1

Equity Award Issuance Date	Aggregate Number of Equity Awards Granted	Aggregate Number of Shares of Common Stock Issued
April 18, 2011	1 award of Restricted Stock	35,438
May 2, 2011	1 award of Restricted Stock	8,438
May 20, 2011	9 awards of Restricted Stock	208,915
June 2, 2011	4 awards of Restricted Stock	20,252
July 1, 2011	1 award of Non-Qualified Stock Options	11,250
August 1, 2011	4 awards of Non-Qualified Stock Options	18,000
September 1, 2011	2 awards of Non-Qualified Stock Options	13,500
October 3, 2011	3 awards of Non-Qualified Stock Options, 9 awards of Restricted Stock	86,625
November 1, 2011	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	7,875
December 1, 2011	3 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	90,000
January 2, 2012	1 award of Non-Qualified Stock Options	11,250
January 10, 2012	1 award of Non-Qualified Stock Options	16,875
February 1, 2012	3 awards of Non-Qualified Stock Options	13,500
February 8, 2012	1 award of Restricted Stock	22,500
February 17, 2012	1 award of Restricted Stock	25,875
March 1, 2012	1 award of Non-Qualified Stock Options	11,250
March 14, 2012	7 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	171,341
April 2, 2012	5 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	54,000
May 1, 2012	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	54,333
June 1, 2012	3 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	140,163
June 6, 2012	4 awards of Restricted Stock	20,252
July 2, 2012	1 award of Non-Qualified Stock Options	22,500
August 1, 2012	5 awards of Non-Qualified Stock Options	24,750
September 4, 2012	1 award of Non-Qualified Stock Options, 3 awards of Restricted Stock	22,007
October 1, 2012	1 award of Non-Qualified Stock Options, 2 awards of Restricted Stock	84,578
November 1, 2012	2 awards of Non-Qualified Stock Options	13,500
December 3, 2012	4 awards of Non-Qualified Stock Options, 2 awards of Restricted Stock	37,125
January 2, 2013	24 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	403,893
January 4, 2013	1 award of Restricted Stock	37,500
February 1, 2013	4 awards of Non-Qualified Stock Options, 2 awards of Restricted Stock	122,625
March 1, 2013	3 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	27,000
March 15, 2013	4 awards of Non-Qualified Stock Options, 6 awards of Restricted Stock	170,818
April 1, 2013	3 awards of Non-Qualified Stock Options	24,750
May 1, 2013	5 awards of Non-Qualified Stock Options	22,500
May 20, 2013	4 awards of Non-Qualified Stock Options	240,750

Exhibit 99.1

Equity Award Issuance Date	Aggregate Number of Equity Awards Granted	Aggregate Number of Shares of Common Stock Issued
June 1, 2013	2 awards of Non-Qualified Stock Options	22,500
June 3, 2013	1 award of Restricted Stock	33,750
June 6, 2013	4 awards of Restricted Stock	18,884
July 1, 2013	1 award of Non-Qualified Stock Options, 2 awards of Restricted Stock	15,750
August 1, 2013	6 awards of Non-Qualified Stock Options	27,450
September 3, 2013	1 award of Non-Qualified Stock Options, 2 awards of Restricted Stock	12,938
October 1, 2013	1 award of Restricted Stock	9,000
October 2, 2013	4 awards of Non-Qualified Stock Options	15,000
November 1, 2013	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	30,750
December 2, 2013	4 awards of Non-Qualified Stock Options	15,750
January 2, 2014	4 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	24,000
January 15, 2014	1 award of Restricted Stock	44,829
February 3, 2014	3 awards of Non-Qualified Stock Options	168,000
March 3, 2014	6 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	258,711
March 17, 2014	10 awards of Non-Qualified Stock Options, 7 awards of Restricted Stock	150,908
April 1, 2014	3 awards of Non-Qualified Stock Options	31,500
April 2, 2014	1 award of Non-Qualified Stock Options	4,500
May 1, 2014	7 awards of Non-Qualified Stock Options, 3 awards of Restricted Stock	79,500
June 2, 2014	4 awards of Non-Qualified Stock Options	19,500
June 12, 2014	6 awards of Restricted Stock	28,326
July 1, 2014	5 awards of Non-Qualified Stock Options	40,500
August 1, 2014	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	24,000
September 1, 2014	1 award of Non-Qualified Stock Options	1,500
September 2, 2014	1 award of Restricted Stock	8,865
September 5, 2014	1 award of Non-Qualified Stock Options	7,500
October 1, 2014	3 awards of Non-Qualified Stock Options	60,000
November 3, 2014	3 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	18,000
December 1, 2014	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	15,000
January 2, 2015	3 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	38,250
January 5, 2015	1 award of Restricted Stock	15,000
February 2, 2015	2 awards of Non-Qualified Stock Options, 3 awards of Restricted Stock	48,750
March 2, 2015	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	39,387
March 11, 2015	4 awards of Non-Qualified Stock Options, 13 awards of Restricted Stock	136,547
March 20, 2015	1 award of Restricted Stock	30,000
April 1, 2015	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	10,500

Exhibit 99.1

Equity Award Issuance Date	Aggregate Number of Equity Awards Granted	Aggregate Number of Shares of Common Stock Issued
May 1, 2015	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	9,000
June 1, 2015	2 awards of Non-Qualified Stock Options, 10 awards of Restricted Stock	90,453
July 9, 2015	1 award of Non-Qualified Stock Options	4,500
August 1, 2015	1 award of Restricted Stock	56,138
August 3, 2015	2 awards of Non-Qualified Stock Options	3,000
September 1, 2015	4 awards of Non-Qualified Stock Options	7,500
December 1, 2015	1 award of Restricted Stock	3,750
January 4, 2016	7 awards of Non-Qualified Stock Options, 8 awards of Restricted Stock	102,900
February 1, 2016	2 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	39,288
March 1, 2016	2 awards of Restricted Stock	107,066
March 15, 2016	3 awards of Non-Qualified Stock Options, 16 awards of Restricted Stock	108,015
April 1, 2016	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	25,500
May 2, 2016	3 awards of Non-Qualified Stock Options, 5 awards of Restricted Stock	44,857
June 1, 2016	2 awards of Restricted Stock	15,326
June 14, 2016	6 awards of Restricted Stock	26,796
July 1, 2016	1 award of Non-Qualified Stock Options, 3 awards of Restricted Stock	73,500
August 1, 2016	1 award of Non-Qualified Stock Options	1,500
September 1, 2016	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	3,000
September 6, 2016	1 award of Restricted Stock	13,119
October 3, 2016	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	6,000
October 24, 2016	1 award of Restricted Stock	45,000
November 1, 2016	1 award of Non-Qualified Stock Options, 1 award of Restricted Stock	12,000
December 1, 2016	1 award of Non-Qualified Stock Options, 3 awards of Restricted Stock	40,500
January 3, 2017	2 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	234,254
January 13, 2017	1 award of Non-Qualified Stock Options	6,593
February 1, 2017	4 awards of Non-Qualified Stock Options, 4 awards of Restricted Stock	101,666
March 15, 2017	1 award of Non-Qualified Stock Options, 14 awards of Restricted Stock	70,159
April 3, 2017	5 awards of Restricted Stock	43,500
April 11, 2017	1 award of Restricted Stock	30,000
May 1, 2017	1 award of Non-Qualified Stock Options, 2 awards of Restricted Stock	6,942
May 15, 2017	1 award of Restricted Stock	1,500
June 27, 2017	6 awards of Restricted Stock	23,286
July 3, 2017	1 award of Non-Qualified Stock Options, 4 awards of Restricted Stock	14,250

Exhibit 99.1

Equity Award Issuance Date	Aggregate Number of Equity Awards Granted	Aggregate Number of Shares of Common Stock Issued
July 5, 2017	1 award of Restricted Stock	11,393
August 1, 2017	1 award of Non-Qualified Stock Options	1,500
September 1, 2017	2 awards of Restricted Stock	15,552
October 2, 2017	1 award of Non-Qualified Stock Options, 2 awards of Restricted Stock	14,250
November 1, 2017	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	12,000
December 1, 2017	1 award of Non-Qualified Stock Options, 2 awards of Restricted Stock	13,200
January 2, 2018	6 awards of Non-Qualified Stock Options, 6 awards of Restricted Stock	62,780
February 12, 2018	1 award of Restricted Stock	3,509
February 19, 2018	3 awards of Non-Qualified Stock Options	270,000
March 1, 2018	2 awards of Restricted Stock	18,378
March 15, 2018	2 awards of Non-Qualified Stock Options, 20 awards of Restricted Stock	100,661
April 2, 2018	2 awards of Restricted Stock	21,960
May 1, 2018	5 awards of Restricted Stock	35,363
May 2, 2018	1 award of Restricted Stock	1,500
May 30, 2018	7 awards of Restricted Stock	23,751
June 1, 2018	2 awards of Non-Qualified Stock Options, 1 award of Restricted Stock	40,155
July 2, 2018	1 award of Non-Qualified Stock Options, 3 awards of Restricted Stock	29,990
July 9, 2018	1 award of Restricted Stock	6,996
September 4, 2018	1 award of Restricted Stock	7,806
October 1, 2018	1 award of Restricted Stock	14,337
October 15, 2018	2 awards of Restricted Stock	7,511
November 1, 2018	1 award of Non-Qualified Stock Options, 3 awards of Restricted Stock	14,500
November 5, 2018	1 award of Restricted Stock	6,161
November 21, 2018	1 award of Restricted Stock	2,250
December 1, 2018	3 awards of Restricted Stock	11,000
December 3, 2018	1 award of Non-Qualified Stock Options	5,000
January 2, 2019	1 award of Non-Qualified Stock Options, 9 awards of Restricted Stock	69,527
February 1, 2019	2 awards of Non-Qualified Stock Options, 2 awards of Restricted Stock	26,000
March 1, 2019	1 award of Restricted Stock	5,970
March 15, 2019	1 award of Non-Qualified Stock Options, 19 awards of Restricted Stock	63,570
April 1, 2019	1 award of Non-Qualified Stock Options, 4 awards of Restricted Stock	41,551
April 22, 2019	2 awards of Restricted Stock	24,000
May 1, 2019	1 award of Non-Qualified Stock Options, 3 awards of Restricted Stock	12,128
May 2, 2019	1 award of Restricted Stock	2,114
June 3, 2019	8 awards of Restricted Stock	30,255
July 1, 2019	1 award of Restricted Stock	5,000